SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

[X ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to Sections 240.14a-11(c) or Section
         240.14a-12

                                SAFESCIENCE, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

   1)    Title of each class of securities to which transaction applies:

   2)    Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4)    Proposed maximum aggregate value of transaction:

   5)    Total fee paid:

[  ]     Fee paid previously with preliminary materials

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)    Amount Previously Paid:

   2)    Form, Schedule or Registration Statement No.:

   3)    Filing Party:

   4)    Date Filed:

                                      PROXY

                                     FOR THE

                         ANNUAL MEETING OF STOCKHOLDERS

                                SAFESCIENCE, INC.

                                  June 5, 2001



This proxy is solicited by the Board of Directors.

The undersigned hereby appoints Bradley J. Carver, Chief Executive Officer and President of the Company, as proxy with power of substitution to vote the shares of stock of SAFESCIENCE, INC. which the undersigned is entitled to vote at the annual meeting of stockholders to be held on June 5, 2001 at 10:00 a.m., and at any adjournment thereof, as follows:

1.  To approve an amendment to the          ___   For
    Company's Articles of Incorporation     ___   Against         ___    Abstain
    to provide for the classification of
    the Board of Directors into three
    classes of directors with staggered
    three-year terms of office.

2.  To elect four directors to the Board    ___   For all nominees (except as
                                                  marked below to the contrary:)
    of Directors to serve for terms of            Bradley J. Carver __
    one to three years or until their             David W. Dube __
    successors are elected and qualified          Theodore J. Host __
    if Proposal No. 1 is approved, or to          Brian G.R. Hughes __
    elect the same persons as directors     ___   Withhold authority to vote for
    for a term of one year if Proposal            all nominees
    No. 1 is not approved.

3.  Selection of Arthur Andersen LLP as     ___   For
    independent auditors for 2001           ___   Against         ___    Abstain

4.  To approve an amendment to the 2000     ___   For
    Stock Incentive Plan                    ___   Against         ___    Abstain


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR QUESTIONS 1, 2, 3 AND 4 LISTED
ABOVE.



                    PLEASE SIGN THE PROXY ON THE REVERSE SIDE

In his discretion, the proxy is authorized to vote upon such other business as may lawfully come before the meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy may do by virtue hereof.

When this proxy is properly executed, the shares to which the proxy relates will be voted as specified, and if no other specification is made, will be voted for election of all nominees for Directors, for selection of Arthur Andersen LLP as independent auditors and for approval of the amendment to the Company's 2000 Stock Incentive Plan. It is understood that this proxy confers discretionary authority in respect of matters not known or determined at the time of mailing of the notice of annual meeting of stockholders to the undersigned. The proxy intends to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders furnished herewith.







Dated and signed: _________________2001

                                                  ------------------------------

                                                  ------------------------------
                                                  [NOTE:  These signature(s)
                                                  should agree exactly with the
                                                  name(s) printed at the
                                                  beginning of this proxy.
                                                  Executors, administrators,
                                                  trustees, guardians and
                                                  attorneys should so indicate
                                                  when signing]

THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                SAFESCIENCE, INC.


                              PARK SQUARE BUILDING
                         31 ST. JAMES AVENUE, 8TH FLOOR
                                BOSTON, MA 02116
                                 (617) 422-0674





          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT



                           TO BE HELD ON JUNE 5, 2001



         Notice is hereby given that the annual meeting of stockholders of SafeScience, Inc. (the "Company") will be held at the Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts, on Tuesday, June 5, 2001 at 10:00 a.m. Eastern daylight time.

         The annual meeting will be held for the following purposes:

1. Approval of a Classified Board of Directors. To approve an amendment to the Company's Articles of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered three-year terms of office.

2. Election of Directors. To elect four directors to the Board of Directors to serve for terms of one to three years, respectively, or until their successors are elected and qualified if Proposal No. 1 is approved, or to elect the same persons as directors for a term of one year if Proposal No. 1 is not approved.

3. Ratification of Auditors. Ratification of the appointment of Arthur Andersen LLP as auditors for the Company for the fiscal year ending December 31, 2001.

4. Amendment of 2000 Stock Incentive Plan. Consideration of and action upon a proposal to approve an amendment to the Company's 2000 Stock Incentive Plan.

5. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on April 9, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof.

         We urge you to read the enclosed proxy statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

         A copy of our annual report for the fiscal year ended December 31, 2000 is enclosed. The annual report is not a part of the proxy soliciting material enclosed with this letter.



                                           By Order of the Board of Directors



                                           /s/ Bradley J. Carver

                                           -------------------------------------
Boston, Massachusetts                      Bradley J. Carver
May 8, 2001                                Chief Executive Officer and President





         IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                SAFESCIENCE, INC.

                              PARK SQUARE BUILDING
                         31 ST. JAMES AVENUE, 8TH FLOOR
                                BOSTON, MA 02116
                                 (617) 422-0674



                                 PROXY STATEMENT

                                       FOR

                       2001 ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                  JUNE 5, 2001



         This proxy statement is being furnished to the holders of record of Common Stock, $.01 par value per share (the "Common Stock"), of SafeScience, Inc. (the "Company"), a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2001 annual meeting of stockholders to be held at 10:00 a.m., Eastern daylight time, on Tuesday, June 5, 2001, at the Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts, and at any adjournment of such meeting. This proxy statement is expected to be mailed to stockholders on or about May 8, 2001.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained herein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (SafeScience, Inc., Park Square Building, 31 St. James Avenue, 8th Floor, Boston, MA 02116, Attention: Secretary), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.



                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The Board of Directors has fixed the close of business on April 9, 2001 as the record date for the determination of stockholders entitled to notice of the annual meeting ("Voting Record Date"). Only stockholders of record at the close of business on the Voting Record Date will be entitled to vote at the annual meeting. On the Voting Record Date, there were 25,659,333 shares of the Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters properly presented at the annual meeting.



         The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved. The election of directors, the ratification of auditors and the amendment of the 2000 Stock Incentive Plan are routine matters upon which a broker may, in the absence of instructions from the beneficial owner, exercise his or her discretion in voting the shares. Brokers are prohibited from voting on the classified board without instruction from the beneficial owner.

         Approval of the classified board requires the affirmative vote of a majority of shares of Common Stock eligible to vote at the Annual Meeting in person or by proxy. The directors will be elected upon receipt of a plurality of all votes cast by holders of Common Stock at the Annual Meeting. Ratification of selection of Arthur Andersen as independent public accountants and approval of the Amendment to the 2000 Stock Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, to the Company's knowledge, as of April 9, 2001 (unless otherwise noted), the beneficial ownership of the Company's Common Stock by (i) persons who beneficially own more than 5% of the Company's Common Stock, (ii) each director, (iii) each of the named executive officers, and (iv) all directors and executive officers as a group.


                                                                        Number of
                  Name and Address                                    Beneficially        Percent of
                 of Beneficial Owner                                  Owned Shares         Class(1)
--------------------------------------------------------------        ------------         --------
Britannia Holdings Limited(2)                                           4,252,427           16.0%
David Platt (3)                                                         3,059,550           11.9%
Bradley J. Carver(4)                                                    2,720,743           10.5%
George Strawbridge, Jr. (5)                                             1,820,187            7.0%
Brian G.R. Hughes (6)                                                   1,083,802            4.2%
David W. Dube (7)                                                        25,000              ---
Theodore J. Host (8)                                                     25,000              ---
John W. Burns (9)                                                        81,912              ---
Richard A. Salter                                                        379,777             1.5%
Kenneth J. Smaha                                                           700               ---
Directors and Executive Officers as a group (5 persons) (10)            3,936,457           15.1%
-----------------
(1)      The information presented with respect to stock ownership and related percentage information is based on Common Stock as a percentage of the aggregate number of shares of Common Stock outstanding. The number of shares of Common Stock outstanding, 25,659,333, does not include shares issuable upon exercise of warrants or certain outstanding stock options or shares reserved for issuance pursuant to the 1998 Stock Option Plan and 2000 Stock Incentive Plan.

(2) According to information contained in a Schedule 13G/A filing with the Securities and Exchange Commission on February 1, 2001, Britannia
         Holdings Limited has sole voting and sole dispositive power with respect to 3,277,076 shares of Common Stock and 975,351 shares of Common Stock issuable upon the exercise of warrants within 60 days of February 1, 2001. The address of Britannia Holdings Ltd. is Suites 3 &
         4, Pollet House, Le Pollet, St. Peter Port, Guernsey Channel Islands,
         GY14LA.

(3) Includes 100,000 shares issuable upon exercise of options within 60 days of April 9, 2001. The home address of Dr. Platt is 12 Appleton
         Circle, Newton, MA 02459.

(4) Includes 163,057 shares issuable upon exercise of options within 60 days of April 9, 2001. The business address of Mr. Carver is c/o
         SafeScience, Inc., Park Square Building, 31 St. James Avenue, 8th
         Floor, Boston, MA 02116.

(5) Includes 250,833 issuable upon exercise of warrants within 60 days of April 9, 2001. The address of George Strawbridge, Jr. is 3801 Kennett
         Pike, Building B-100, Wilmington, DE 19807.

(6) Includes 137,917 shares issuable upon exercise of warrants and options within 60 days of April 9, 2001.

                                       4

(7) Includes 25,000 shares issuable upon exercise of options within 60 days of April 9, 2001.

(8) Includes 25,000 shares issuable upon exercise of options within 60 days of April 9, 2001.

(9) Includes 79,386 shares issuable upon exercise of warrants and options within 60 days of April 9, 2001.

(10) Includes 430,360 shares issuable upon exercise of warrants and options within 60 days of April 9, 2001.



            PROPOSAL 1 - APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS

         The Company's Board of Directors has unanimously approved and recommended that the shareholders of the Company approve an amendment to its Articles of Incorporation, as amended (the "Articles"), to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office. The text of the proposed amendment to the Articles to be added as a new paragraph is set forth in full in Exhibit A to this Proxy Statement.

         The Company's Bylaws now provide that all directors are to be elected annually to serve until their successors have been elected and qualified. The Nevada General Corporation Law (the "Nevada GCL") permits provisions in the articles of incorporation or bylaws approved by shareholders that provide for a classified board of directors. The proposed amendment to the Articles would provide that directors will be classified into three classes, as nearly equal in number as possible. One class of directors, initially consisting of Mr. Host, would hold office initially for a term expiring at the 2002 Annual Meeting; a second class of directors, initially consisting of Mr. Hughes, would hold office initially for a term expiring at the 2003 Annual Meeting; and a third class of directors, initially consisting of Mr. Carver and Mr. Dube, would hold office initially for a term expiring at the 2004 Annual Meeting (see "Directors" information in Proposal 2). At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified. See "Election of Directors" as to the composition of each class of directors if this proposal is adopted.

         The proposed classified board amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by shareholders holding a majority of the votes cast at a single Annual Meeting. If the Company implements a classified board of directors, it will take at least two Annual Meetings for a majority of shareholders to effect a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

         Under the Nevada GCL, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected and qualified. The Nevada GCL also provides that, unless the articles of incorporation provide otherwise, directors serving on a classified board of directors may be removed with or without cause. The Company's Articles do not provide otherwise. Presently, all directors of the Company are elected annually and all of the directors may be removed, with or without cause, by shareholders representing at least two-thirds of the outstanding shares of the Common Stock. Cumulative voting is not authorized by the Articles.

         The classified board proposal is designed to assure continuity and stability in the Board of Directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that the classified board proposal will assist the Board of Directors in protecting the interests of the Company's shareholders in the event of an unsolicited offer for the Company.

         Because of the additional time required to change control of the Board of Directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the

Company. Because the classified board proposal will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the Company's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that shareholders may feel would be in their best interests. The classified board proposal will also make it more difficult for the shareholders to change the composition of the Board of Directors even if the shareholders believe such a change would be desirable.

REQUIRED VOTE

         Approval of the Amendment to the Articles of Incorporation requires the affirmative vote of a majority of shares of Common Stock eligible to vote at the Annual Meeting in person or by proxy. Brokers are prohibited from voting on this proposal without instruction from the beneficial owner of shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARICLES OF INCORPORATION TO PROVIDE FOR CLASSIFICATION OF THE BOARD OF DIRECTORS.


                       PROPOSAL 2 - ELECTION OF DIRECTORS

         The Board of Directors currently consists of four members. In the event Proposal No. 1 is adopted at the Annual Meeting, the Directors of the Company will be divided into three classes and, unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election as directors of the four nominees named below to serve for the terms indicated in the table below, or until their successors have been duly elected and qualified. If Proposal No. 1 is not approved by the shareholders at the Annual Meeting, unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election as directors of the four nominees named below to serve until the 2002 Annual Meeting of shareholders or until their successors have been duly elected and qualified. The four nominees receiving the highest number of votes cast at the Annual Meeting will be elected. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons recommended by the Board of Directors as may be determined by the holders of such proxy.

     Information regarding the nominees is provided below and under "Directors and Executive Officers".

DIRECTOR NOMINEES

      Nominee             Age    Position               Director Since

--------------------------------------------------------------------------------
                           CLASS I - TERM EXPIRES 2002
Mr. Host (1) (2)          55    Director                December 1998

--------------------------------------------------------------------------------
                          CLASS II - TERM EXPIRES 2003

Mr. Hughes (1) (2)        46    Chairman of the Board   December 1998

--------------------------------------------------------------------------------
                          CLASS III - TERM EXPIRES 2004

Mr. Carver                39    Director                March 1995

Mr. Dube (1) (2)          45    Director                May 1998
--------------------------------------------------------------------------------

(1)  Member of Audit Committee
(2)  Member of Compensation Committee

REQUIRED VOTE

         The directors will be elected upon receipt of a plurality of all votes cast by holders of common stock at the annual stockholders meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES NAMED HEREIN.

DIRECTORS AND EXECUTIVE OFFICERS

         The Board of Directors presently is comprised of four directors. All directors elected at the 2001 annual meeting will serve until the completion of their terms as indicated above, or in the event that Proposal No. 1 is not approved by the shareholders at the annual meeting, until the next annual meeting or until their respective successors are duly elected and qualified.

DIRECTORS

         Set forth below is certain information with respect to each of the nominees for the office of director and each other executive officer of the Company.

         Bradley J. Carver, 39, the Chief Executive Officer since June 2000, has been President and Treasurer and a member of the Board of Directors of the Company since March 1995 and has been the President, Chief Financial Officer, Treasurer and a member of the Board of Directors of IGG since February 1993. Mr. Carver has been President, Chief Financial Officer, Treasurer and a member of the Board of Directors of SafeScience Products, Inc., a wholly owned subsidiary of the Company since its inception on June 23, 1995. Mr. Carver received a Bachelor of Arts degree in management from Michigan State University in 1983.

         David W. Dube, 45, has been a director of the Company since May 1998. Mr. Dube is a private investor with active interests in various real estate, financial services and giftware companies. Mr. Dube was Senior Vice President and Chief Financial Officer of FAB Capital Corporation, a merchant banking and securities investment firm, and served in various other capacities from September 1997 through October 1999. Mr. Dube was the President and Chief Executive Officer of Optimax Industries, Inc., a publicly traded company with interests in the horticultural, decorative giftware and truck part accessories industries from July 1996 to September 1997. From February 1991 to June 1996, Mr. Dube had been the principal of Dube & Company, a financial consulting firm. Mr. Dube serves on the boards of directors of publicly-traded CareerEngine Network, Inc., Kings Road Entertainment, Inc. and New World Wine Group, Ltd. Mr. Dube is a Certified Public Accountant in the state of New Hampshire, and holds general and principal securities licenses.

         Theodore J. Host, 55, has been a director of the Company since December 1998. Since November 1999, Mr. Host has been the President & CEO of Prestige Brands International, a consumer products company. From October 1992 through April 1995, Mr. Host was the President and Chief Operating Officer, and from April 1995 through February 1996, Chief Executive Officer, of The Scotts Company, a lawn care company. In addition, Mr. Host worked with McCown DeLeeuw & Co. to create a consumer products start up company from March 1996 to November 1999. Mr. Host serves on the board of directors of, and on the compensation and audit committees of, Sarcom, Inc.

         Brian G.R. Hughes, 46, has been a director of the Company since December 1998. Mr. Hughes is past President of the Association of Alumni and Alumnae of the Massachusetts Institute of Technology (MIT). Since July 1978, Mr. Hughes has held a variety of positions with the MIT Corporation, the board which governs MIT. From February 1989 through April 1995 Mr. Hughes was Vice Chairman and then CEO of American Rocket Company, which worked to develop and commercialize safe, clean, low cost hybrid rocket propulsion.

ADDITIONAL EXECUTIVE OFFICER

         In addition to Mr. Carver who is listed as being a director of the Company, the Company has the following executive officer:

         John W. Burns, 55, has been the Company's Chief Financial Officer since January 2000. Prior thereto, Mr. Burns was the CFO/Senior Vice President, Finance & Business Operations for South Shore Hospital, a regional healthcare services provider based in South Weymouth, MA, from February 1993 to February 1999. From January 1989 to December 1992, Mr. Burns was the Vice President/Treasurer and a subsidiary CFO/Vice President, Finance for Eastern Enterprises, a NYSE company engaged in energy and marine transportation. Mr. Burns has also held corporate finance and treasury positions with Allied-Signal, Citicorp Investment Bank, and International Paper. Mr. Burns holds a Master of Business Administration in Finance from New York University and a Doctor of Philosophy degree in Mathematics from Stevens Institute of Technology.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid or accrued during 2000, 1999 and 1998 for services rendered during such period by the chief executive officer, former chief executive officer, chief financial officer, a former vice president and the former chief operating officer (the "named executive officers"). No other executive officer of the Company had aggregate compensation from the Company exceeding $100,000 in 2000.

                           SUMMARY COMPENSATION TABLE

------------------------------- ----- ------------- ------------ ---------------
Position                        Year  Salary          Securities
--------                        ----  ------
                                                      Underlying   All Other
                                                      Options      Compensation
                                                      -------      ------------
------------------------------- ----- ------------- ------------ ---------------
Bradley J. Carver, Chief        2000  $180,000         12,057          -
------------------------------- ----- ------------- ------------ ---------------
   Executive Officer,           1999  $157,500         100,000         -
------------------------------- ----- ------------- ------------ ---------------
   President and Treasurer (1)  1998  $119,000            -            -
------------------------------- ----- ------------- ------------ ---------------

------------------------------- ----- ------------- ------------ ---------------
David Platt, former             2000  $  75,000           -       $105,000 (8)
------------------------------- ----- ------------- ------------ ---------------
Chairman and Chief              1999  $157,500         100,000         -
------------------------------- ----- ------------- ------------ ---------------
Executive Officer (2)           1998  $119,000            -            -
------------------------------- ----- ------------- ------------ ---------------

------------------------------- ----- ------------- ------------ ---------------
John W. Burns, CFO              2000  $155,359         103,802         -
------------------------------- ----- ------------- ------------ ---------------

------------------------------- ----- ------------- ------------ ---------------
Richard A. Salter, former       2000  $261,005 (3)        -            -
------------------------------- ----- ------------- ------------ ---------------
Vice President (2)              1999  $452,720 (4)   350,000 (6)       -
------------------------------- ----- ------------- ------------ ---------------
                                1998  $391,988 (5)   320,000 (7)       -
------------------------------- ----- ------------- ------------ ---------------

------------------------------- ----- ------------- ------------ ---------------
Kenneth Smaha, former           2000  $162,026         52,723          -
------------------------------- ----- ------------- ------------ ---------------
  Chief Operating Officer (2)   1999  $  17,641           -            -
------------------------------- ----- ------------- ------------ ---------------

(1) In June 2000, Mr. Carver was appointed to th additional position of Chief Executive Officer.

(2)      Dr. Platt, Mr. Salter and Mr. Smaha are no longer with the Company.

(3) Mr. Salter's salary for 2000 was $185,005 paid in cash and $76,000 in forgiven debt on two loans, which were paid off during the year.

(4) Mr. Salter's salary for the period January through June 1999 was paid in the form of 40,000 shares of Common Stock on issuance valued at $352,720. For the period July through December 1999 Mr. Salter received cash compensation of $100,000.

(5) Mr. Salter's salary in 1998 was paid in the form of 90,000 shares of Common Stock of the Company valued on issuance at $391,988. Mr. Salter did not receive any cash compensation from the Company.

(6) Consists of (i) options to purchase 250,000 shares of Common Stock granted in 1999 at an exercise price of $10.70 per share granted in exchange for cancellation of options to purchase 100,000 shares at an exercise price of $0.01 per share, granted in 1998, and (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $13.375 per share granted in 1999.

(7) Consists of options to purchase 300,000 and 20,000 shares of common stock at an exercise price of $.01 per share granted in 1998.

(8) Consists of severance payments to Dr. Platt in connection with his resignation.

         Option Grant Table. The following table set forth certain information regarding options granted during the year ended December 31, 2000 to the named executive officers.


                OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 2000



                                 INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------
                           NUMBER OF
                          SECURITIES    PERCENT OF TOTAL    EXERCISE                    POTENTIAL REALIZABLE VALUE AT ASSUMED
                          UNDERLYING     OPTIONS GRANTED     OR BASE                  ANNUAL RATES OF STOCK PRICE APPRECIATION
                            OPTIONS      TO EMPLOYEES IN      PRICE      EXPIRATION              FOR OPTION TERM (2)
         NAME             GRANTED (#)    FISCAL YEAR (1)    ($/SHARE)       DATE              5%($)                10%($)
----------------------   ------------    ---------------    ---------    ----------   ----------------------------------------

Bradley J. Carver            3,028            0.4%              13.375    6/14/02                   0                   0
Bradley J. Carver            9,029            1.2%              3.4375    7/13/03               4,892              10,273
John W. Burns                3,802            0.5%              12.625    1/24/03                   0                   0
John W. Burns              100,000           13.0%                4.97    7/13/10              62,933             394,599
Kenneth J. Smaha            50,000(3)         6.5%                4.97   12/30/00                  -                   -
Kenneth J. Smaha             2,723(3)         0.4%              17.625   12/30/00                  -                   -

----------------------
(1)      Based on options to purchase an aggregate of 768,357 shares granted to officers and employees during the fiscal year ended December 31, 2000.

(2) These columns show the hypothetical gains or option spreads of the options granted based on the fair market value of the Common Stock on the date of grant and assumed annual compound share appreciation rates of 5% and 10% over the full term of the options. The assumed rates of appreciation are mandated by the SEC and do not represent the Company's estimate or projection of future share prices. Actual gains, if any, on option exercises will depend on the timing of such exercise and the future performance of the Common Stock. Values are net of the option exercise prices, but do not include deductions for taxes or other expenses associated with the exercise.

(3)      Mr. Smaha is no longer with the Company.


         Year-end Option Table. The following table sets forth certain information regarding options exercised during the year ended December 31, 2000 by the named executive officers.


               AGGREGATE OPTION EXERCISES AS OF DECEMBER 31, 2000
                           AND YEAR-END OPTION VALUES




                           NUMBER OF                      NUMBER OF SECURITIES
                             SHARES                   UNDERLYING UNEXERCISED OPTIONS   VALUE OF UNEXERCISED OPTIONS AT
                          ACQUIRED ON      VALUE          AT FISCAL YEAR-END                   FISCAL YEAR-END (1)
           NAME             EXERCISE     REALIZED($)   EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
--------------------        --------     -----------   -----------     -------------     -----------     -------------

Bradley J. Carver             -              -          112,057              -                  0              -
John W. Burns                 -              -            9,759           94,043                0              0
David Platt                   -              -          100,000              -                  0              -

---------------
(1)      Value is based on the closing price of the Common Stock on December 31,
         2000 of $1.1875, the last trading of the Company's 2000 fiscal year, less the applicable option exercise price.



MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 2000, the Board of Directors of the Company met 10 times in addition to taking a number of actions by unanimous written consent. During fiscal year 2000, no incumbent director of the Company attended fewer than 90% of the aggregate of the total number of Board meetings.

         The Board of Directors has an Audit Committee, consisting of Mr. Dube, Mr. Host and Mr. Hughes. The Audit Committee recommends the selection of independent auditors, discusses and reviews the scope and the fees of the prospective annual audit and reviews the results thereof with the independent auditors, reviews compliance with existing major accounting and financial policies of the Company, reviews the adequacy of the financial organization of the Company and reviews management's procedures and policies relevant to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices. The members of the Audit Committee are independent within the meaning of the Listing Standards of the National Association of Securities Dealers.The Audit Committee held five meetings during 2000.

         The Board of Directors also has a Compensation Committee, consisting of Mr. Dube, Mr. Host and Mr. Hughes. The Compensation Committee administers the Company's 1998 Stock Option Plan, the Company's 2000 Stock Incentive Plan and reviews and approves the annual salary, bonus and other benefits, direct or indirect, of the members of senior management of the Company. The Compensation Committee is comprised of non-employee directors as such term is defined under Rule 16b-3 of the Exchange Act. The Compensation Committee held three meetings during 2000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors of the Company determines the cash and other incentive compensation, if any, to be paid to the Company's executive officers and key employees.

         Executive compensation consists of both cash and equity-based compensation. Cash compensation is comprised of base salary and bonus. Base salary is determined pursuant to employment agreements entered into with executive officers with reference to market norms. Bonus compensation is related to the Company's financial and non-financial performance. Bonus payments are made at the discretion of the Compensation Committee at the end of the year. The Compensation Committee awarded no bonuses to executive officers for 2000.

         Equity-based compensation is comprised primarily of stock option grants. In establishing equity-based compensation, the Company places particular emphasis on the achievement of the Company's long-term performance goals. The Company believes that equity-based compensation closely aligns the economic interest of the Company's executive officers with the economic interests of the Company's shareholders. The Compensation Committee reviews the outstanding unvested options of the key executives from time to time and may grant additional options to encourage the retention of key executives.

         On July 13, 2000, the Compensation Committee voted the grant of two option awards in the amount of 3,028 and 9,029 shares, respectively, to Mr. Carver. The former grant was made for shares approved in June 1999, but not yet granted pending the approval of the 2000 Stock Incentive Plan by stockholders on June 8, 2000; the latter grant was made in recognition of the economic impact of the delay between approval and grant. Also on July 13, 2000, the Compensation Committee voted the grant of two option awards in the amount of 3,802 and 100,000 shares, respectively, to Mr. Burns. The former grant was made in accordance with the Company's then existing policy for new hires. The latter grant represented an award consistent with the Company's desire to attract and retain qualified executives and was based on recommendations by an outside advisor upon review of comparably situated publicly traded companies. On October 30, 2000 the members of the Compensation Committee approved a $10,000 increase in Mr. Burns' base salary effective July 1, 2000.

         The Chief Executive Officer's compensation generally is based on the same policies and criteria as the other executive officers. Mr. Carver's base salary that was in effect for 2000 remained unchanged from 1999. Mr. Carver received no bonus for 2000. In establishing Mr. Carver's compensation, the factors described above are taken into account. The Compensation Committee believes that Mr. Carver's compensation, including salary and stock options, falls within the Company's compensation philosophy and are within industry norms.

         On the recommendation of the Compensation Committee, the Company has retained an independent compensation consultant to help the Company develop a formal compensation policy. Based upon a review of peer companies and the industry in which the Company operates, the independent compensation consultant provided the Company with a report on option grants to existing employees and new hires, as well as a future cash bonus plan. The objective of a formal compensation policy would be to enable the Company to attract and retain qualified executives, and reward executives for performance against a blend of individual and Company goals agreed upon for each executive toward the maximization of shareholder value. The Compensation Committee will implement this policy against which to assess executive compensation.

         The above report of the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.



                             COMPENSATION COMMITTEE

                                  David W. Dube
                                Theodore J. Host
                                Brian G.R. Hughes



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended December 31, 2000, Mr. Dube, Mr. Host and Mr. Hughes served on the Compensation Committee. No committee member was involved in an interlocking relationship nor insider participation with respect to the Compensation Committee. See "Certain Relationships and Related Transactions".

AUDIT COMMITTEE REPORT

         The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors (a copy of which is attached to this Proxy Statement as Exhibit B), include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

         We have reviewed and discussed with senior management the Company's audited financial statements included in the 2000 Annual Report to Stockholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management, and (ii) have been prepared in conformity with generally accepted accounting principles.

         We have discussed with Arthur Andersen LLP our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

         We have received from Arthur Andersen LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Arthur Andersen LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. Arthur Andersen LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

         Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2000 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K.

         It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                                 AUDIT COMMITTEE

                                  David W. Dube
                                Theodore J. Host
                                Brian G.R. Hughes



DIRECTOR COMPENSATION

         The Company's directors who are not also employees of the Company receive cash compensation for their services equal to $1,500 per in-person meeting and $500 per telephone meeting in addition to reimbursement for travel expenses incurred in traveling to and from meetings. On December 1, 1998, directors who are not also employees of the Company received non-qualified options to purchase 20,000 shares of Common Stock. Such options are fully vested. The exercise price of such options is $5.50 per share, the average of the closing bid price of the Common Stock during the twenty trading days prior to the date of grant of the options, and the options bear a term of ten years from the date of the grant. In addition, on December 7, 2000, each non-employee member of the Board of Directors was awarded a grant of 20,000 shares under the Corporation's 2000 Stock Incentive Plan. The exercise price of such options is $2.35 per share, the average of the closing stock price on the 20 trading days preceding the date of grant of the options. These options have a term of ten years and vest quarterly over a two-year period to begin on December 1, 2000; provided, that such vesting shall cease in the event the Director ceases to be a Director, in which case the shares vested prior thereto remain vested and exercisable for the remaining ten-year term.

         Mr. Hughes receives $5,000 per month for consulting services in addition to his role as Chairman of the Board of Directors and was granted options to purchase 25,000 shares of common stock at an exercise price of $2.35 per share. These options vest on a quarterly basis over one year commencing December 1, 2000.

         Directors who are employees of the Company or its affiliates do not receive any compensation for their services as a director. Accordingly, Mr. Carver was not compensated as such for his services as a director in 2000.

EMPLOYMENT CONTRACTS

         The Company has an employment agreement with Mr. Carver, as CEO and President of the Company, dated as of June 29, 1999 (the "Employment Agreement"). The following summary does not purport to be complete and is subject to and is qualified in its entirety by reference to the Employment Agreement. A copy of the Employment Agreement is available by request from the Company.

         The Employment Agreement expires on June 29, 2002. The Employment Agreement provides that Mr. Carver is entitled to an annual base salary of $180,000, and to receive bonuses, in the discretion of the Compensation Committee, based upon the Company and the executive meeting certain performance targets established under the Company's stock plans by the Compensation Committee.

         Under the terms of the Employment Agreement, if the Company terminates the executive's employment other than for Cause (as defined in the Employment Agreements), or the executive terminates his employment because of a material breach by the Company of his Employment Agreement, then the Company shall continue to pay such executive his annual base salary in effect at the time of termination for the duration of the term of the Employment Agreement, to be paid at the time otherwise due, and any bonus not yet paid to the executive earned in the year prior to termination, to be paid at the time otherwise to have been paid, as if employment had not been terminated.

         In the event of termination of the employment of the executive by reason of death or permanent disability (as defined in the Employment Agreement) of the executive, the Company shall pay to the executive or his estate or other successor in interest, at the time otherwise due, his annual base salary and any benefits due to the executive through the date of termination, but reduced in the case of permanent disability by any payments received under any disability plan, program or policy paid for by the Company.

         If the Company terminates the employment of the executive for Cause, or the executive terminates his employment with the Company other than because of a material breach by the Company of his Employment Agreement, the Company shall pay the executive his annual base salary and benefits earned through the date of termination, and the Company shall have no further obligations to the executive under his Employment Agreement.

         Under the terms of the Employment Agreement, the executive is prohibited from competing with the Company during the periods of his employment with the Company and for one year following the end of the scheduled term of such employment. However, in the event of termination of the executive's employment by the Company for other than Cause, or by the executive because of the material breach by the Company of his Employment Agreement, the executive is prohibited from competing with the Company after any such termination only for so long as the executive is entitled to receive his annual base salary from the Company.

         Mr. Carver is also subject to nondisclosure and confidentiality provisions under the Employment Agreement, which provisions survive any termination of the Employment Agreement.

         Mr. Burns, who became an officer of the Company in January 2000, receives an annual salary of $170,000 pursuant to an employment letter and was granted options in July 2000 whose vesting accelerates in the event of a change of control as defined in the 2000 Stock Incentive Plan.

         The Company entered into a termination agreement with David Platt, its former chief executive officer, as of June 1, 2000. Pursuant to the terms of the termination agreement, the Company agreed to continue to pay Dr. Platt his salary of $180,000 he received as chief executive officer through June 29, 2002, subject to certain terms and conditions. The Company continues to provide health insurance for Dr. Platt through June 29, 2002. Dr. Platt's obligations, including, among other things, confidentiality, use or disclosure of company materials, assignment of inventions and non-competition contained in his employment agreement with the Company dated June 29, 1999 were maintained. In addition, Dr. Platt agreed not to sell or otherwise transfer his shares or options in the Company prior to June 29, 2002, and in consideration thereof, the Company granted certain piggyback, or incidental, registration rights. Dr. Platt agreed to reimburse the Company approximately $85,000 for certain personal expenses and loans out of the proceeds of any sales by him of the Company's stock.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 7, 1994, as amended April 14, 1999, the predecessor to the Company entered into a licensing agreement with Dr. Platt, the Company's former Chief Executive Officer and Chairman of the Board of Directors and a current 5% stockholder, to pay Dr. Platt a royalty of two percent (2%) of the net sales of the Company's GBC-590 product. The Company also agreed to pay all of the costs to procure and maintain any patents granted under that agreement. The agreement includes a requirement that the royalties paid in the sixth year of this agreement and all subsequent years meet a minimum threshold of $50,000. The parties executed an amendment to the agreement to delay the first year of this minimum threshold from 1999 to 2002. If this threshold is not met (or if the Company does not pay Dr. Platt the difference between the amount of actual royalties and $50,000), Dr. Platt may terminate the agreement and retain the patent rights. The Company may terminate the agreement on sixty days' notice. The Company has not made any royalty payments under the agreement.

         In March 1997, the Company loaned Mr. Carver, its Chief Executive Officer, President and Treasurer and a 5% stockholder, $65,000 and received a promissory note in the same amount from Mr. Carver. The term of the note is sixty (60) months with installments of $375.61 and an interest rate of 5.66% with a final balloon payment on the five-year anniversary thereof. The note is secured by a pledge of 25,000 shares of Common Stock owned by Mr. Carver. As of March 31, 2001, the outstanding balance of such note is $61,291.

         On June 15, 1999, the Company entered into a transaction whereby Mr. Salter, its former executive vice president, relinquished an option to purchase 100,000 shares of common stock for a price of $0.01 per share which would have vested on January 1, 2000 and, in exchange, the Company issued to him a stock option for 250,000 shares of common stock at an exercise price of $10.70 per share, the estimated fair market value of the common stock on the date of the transaction. The option was exercised immediately. The Company loaned Mr. Salter an amount representing the entire exercise price. The principal balance of this note is $2,675,000, and accrues interest at 4.92% per annum, compounded semi-annually. Mr. Salter pledged the 250,000 shares of common stock as collateral. The note is non-recourse and is secured by the pledged shares. All outstanding principal, together with accrued interest in the unpaid principal balance of this note, will be due on June 15, 2004. The balance outstanding at March 31, 2001 is $2,675,000.

         Mr. Hughes receives $5,000 per month for consulting services in addition to his role as Chairman of the Board of Directors and was granted options to purchase 25,000 shares of common stock at an exercise price of $2.35 per share. These options vest on a quarterly basis over one year commencing December 1, 2000.

              PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed the firm of Arthur Andersen LLP, independent certified public accountants ("Arthur Andersen"), as the auditors of the Company for the 2001 fiscal year, subject to the ratification of such appointment by the stockholders at the annual meeting. Arthur Andersen has audited the Company's financial statements since the year ended December 31, 1997.

         If the appointment of Arthur Andersen for the 2001 fiscal year is not ratified by the stockholders, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the next annual meeting of stockholders will be subject to the approval of stockholders at that meeting. A representative of Arthur Andersen is expected to be present at the annual meeting and will have an opportunity to make a statement should he or she so desire. The representative will also be available to respond to appropriate questions from stockholders during the meeting.



AUDIT FEES

The Company estimates that the aggregate fees billed by its independent auditors for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, equal approximately $90,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by its independent auditors for the Company's most recent fiscal year for professional services rendered in connection with (i) operating or supervising the operation of the Company's information system or managing the Company's local area network and (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

ALL OTHER FEES

The aggregate fees for all other services rendered by the Company's independent auditors for its most recent fiscal year equal approximately $19,200. These fees include work performed by the independent auditors primarily with respect to filings with the Securities and Exchange Commission during the year 2000 and tax filings.

The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent auditors during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.


REQUIRED VOTE

         Ratification of the selection of Arthur Andersen as independent public accountants will require the affirmative vote of holders of a majority of the shares of the Common Stock present in person or represented by proxy at the annual meeting. Abstentions are considered present for this proposal, so they will have the same effect as votes against this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE 2001 FISCAL YEAR.

       PROPOSAL 4 - APPROVAL OF THE 2000 STOCK INCENTIVE PLAN, AS AMENDED

GENERAL

         The stockholders are being asked to approve an amendment to the Company's 2000 Stock Incentive Plan, in order to increase the number of shares reserved for issuance thereunder by 1,250,000 shares of Common Stock to an aggregate of 2,250,000 shares.

         The 2000 Stock Incentive Plan was adopted by the Board of Directors on April 12, 2000, approved by the stockholders on June 8, 2000, and a total of 1,000,000 shares were reserved for issuance thereunder.

         As of April 9, 2001, 255,260 shares of Common Stock were available for issuance under the 2000 Stock Incentive Plan (exclusive of the increase in shares subject to stockholder approval at this meeting). Options to purchase 744,440 shares were outstanding and no shares of Common Stock had been issued upon the exercise of options granted under the 2000 Stock Incentive Plan. The 2000 Stock Incentive Plan authorizes the Board of Directors, or its committee, to grant incentive and non-qualified stock options as well as stock awards, stock appreciation rights (in connection with options) and long-term performance awards. The provisions of these options, rights and awards are outlined below.

         The 2000 Stock Incentive Plan is structured to allow the Board of Directors or its committee broad discretion in creating employee equity incentives in order to assist the Company in attracting, retaining and motivating the best available talent for the successful conduct of its business. The Board of Directors believes the remaining shares under the 2000 Stock Incentive Plan are insufficient to accomplish these purposes. Therefore, the Board is proposing to increase the number of shares reserved under the 2000 Stock Incentive Plan by 1,250,000 to 2,250,000 shares.

         The following is a summary of the 2000 Stock Incentive Plan, as amended. Please review the copy of the 2000 Stock Incentive Plan, as amended, attached as Exhibit C hereto for its complete terms.

BACKGROUND

         The 2000 Stock Incentive Plan was established to provide motivation to certain employees, officers, consultants and advisors, and non-employee directors, of the Company and its subsidiaries by providing incentives to such persons either through cash payments and/or through the ownership and performance of the Common Stock. The 2000 Stock Incentive Plan is intended to align the interests of such persons with those of the Company's shareholders.

SHARES AVAILABLE

         The aggregate number of shares of Common Stock available for grants under the 2000 Stock Incentive Plan during its term will be 2,250,000 shares. Such shares may be authorized but unissued shares, or treasury shares.

ADMINISTRATION

         The 2000 Stock Incentive Plan provides for administration by a committee of the Board of Directors or a committee appointed by the Board of Directors from among its members (the "Committee"). The Committee may consist of two or more members of the Board of Directors who are (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") or such other members of the Board of Directors. The Committee will have the responsibility, in its sole discretion, to control, operate, manage and administer the 2000 Stock Incentive Plan in accordance with its terms. The Committee is authorized, subject to the provisions of the 2000 Stock Incentive Plan, to establish such rules and regulations as it deems necessary for the proper administration of the 2000 Stock Incentive Plan and to make such determinations and interpretations and to take such action in connection with the 2000 Stock Incentive Plan and any Awards (as defined below) as it deems necessary or advisable. Among the Committee's powers are the authority to determine eligibility for participation in the 2000

Stock Incentive Plan and determine the form, amount and other terms and conditions of Awards. The Committee also has the power to modify or waive restrictions on Awards, to amend Awards and to grant extensions and accelerations of Awards.

ELIGIBILITY FOR PARTICIPATION

         All employees, officers and directors of the Company and its subsidiaries, as well as certain consultants and advisors to the Company or any of its subsidiaries, will be eligible to participate in the 2000 Stock Incentive Plan and to receive awards under the 2000 Stock Incentive Plan. The selection of participants is within the discretion of the Committee.

MAXIMUM INDIVIDUAL AWARDS

         The maximum aggregate number of shares of Common Stock underlying all Awards measured in shares of Common Stock (whether payable in cash, Common Stock, or a combination of both) that may be granted to any single participant during the life of the 2000 Stock Incentive Plan is 300,000 shares (subject to adjustment).

TYPES OF AWARDS

         The 2000 Stock Incentive Plan provides for the grant of any or all of the following types of benefits: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) stock awards; and (4) performance awards (collectively, "Awards"). Awards may constitute Performance-Based Awards, as described below.

STOCK OPTIONS

         A stock option consists of a right to purchase shares of Common Stock. Stock options may be incentive stock options, qualifying for special tax treatment, or non-qualified options. The Committee will determine the number of shares subject to the option, the manner and time of the option's exercise, and the option's exercise price, which cannot be lower than the fair market value of the Common Stock on the date of grant; however, the exercise price of any non-qualified stock option may be lower than the fair market value of the Common Stock on the date of grant if the Committee - in its sole discretion and due to special circumstances - determines otherwise on the date of grant. Stock options cannot be exercised after the tenth anniversary of their date of grant, and the Committee will otherwise determine when each stock option becomes vested and exercisable. Stock options may also be subject to such other terms and conditions, as be determined by the Committee in its sole discretion. The stock option exercise price may be paid in cash or, in the sole discretion of the Committee, by the delivery of shares of Common Stock then owned by the participant, or by a combination of these methods. In the sole discretion of the Committee, payment may also be made by delivering a properly executed exercise notice together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the 2000 Stock Incentive Plan, including, without limitation, in lieu of the exercise of a stock option by delivery of shares of Common Stock then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned by the participant, where, upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the stock option.

STOCK APPRECIATION RIGHTS

         A stock appreciation right is a right to receive a payment, in cash, Common Stock, or a combination thereof, equal to the excess of (x) the fair market value, or other specified valuation (which shall not be greater than the fair market value), of a specified number of shares of Common Stock on the date the right is exercised over (y) the fair market value, or other specified valuation (which shall not be less than fair market value), of such shares of Common Stock on the date the right is granted, all as determined by the Committee. Each stock appreciation right shall be subject to such terms and conditions as the Committee shall impose in its sole discretion.

STOCK AWARDS

         A stock award consists of a grant of shares of Common Stock that are subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate - including, without limitation, restrictions on the sale or other disposition of such shares and the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods. A participant who has been granted a stock award will have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless the Committee determines otherwise on the date of grant.

PERFORMANCE AWARDS

         A performance award consists of a right to receive a specified number of shares of Common Stock or cash at the end of a specified period, subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate - including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the performance awards that will be paid out or distributed to the participant who has been granted performance awards.

PERFORMANCE-BASED AWARDS

         Certain Awards granted under the 2000 Stock Incentive Plan may be granted in a manner such that the Award qualifies for the performance-based compensation exemption to Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards will be based upon one or more of the following factors: net sales; pre-tax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs; or any combination of the foregoing.

         With respect to Performance-Based Awards that are not stock options or SARs based solely on the increase in the fair market value of Common Stock after the grant of Awards: (i) the Committee shall establish in writing, (x) the objective performance-based goals applicable to a given period and (y) the individuals or class of individuals to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed); (ii) no Performance-Based Award shall be payable to, or vest with respect to, as the case may be, any participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and (iii) the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon attainment of the performance goal.

CHANGE IN CONTROL

         If there is a change in control of the Company, the Committee, in its sole discretion, may determine that all or a portion of each outstanding Award shall become fully exercisable, if applicable, upon the Change in Control or at such other date or dates that the Committee may determine, and that any vesting and forfeiture restrictions shall lapse at such date or dates. In addition, the Committee, in its sole discretion, may determine that, upon the occurrence of a change in control of the Company, all or a portion of certain outstanding stock options and stock appreciation rights will terminate within a specified number of days after notice to the holders, and each such holder will receive, with respect to each share of Common Stock subject to a stock option or stock appreciation right, an amount equal to the excess of the fair market value of such shares of Common Stock immediately prior to the occurrence of such change in control over the exercise price per share of such stock option or stock appreciation right. Such amount will be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, will determine. Also, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company, or that an Award may be substituted by a similar award under such entity's compensation plans.

TERMINATION OF EMPLOYMENT OR SERVICE

         If a participant's employment or service as an employee, officer, director, advisor or consultant is terminated due to death or disability, all non-vested portions of stock options held by the participant will immediately be forfeited and all vested portions of stock options held by the participant will remain exercisable until the earlier of (i) the end of the 12-month period following the date of death or termination of employment, or (ii) the date the stock options would otherwise expire. If a participant's employment is terminated by the Company for cause, all stock options held by a participant, whether vested or non-vested, will immediately be forfeited by such participant. If a participant's employment is terminated for any reason other than for cause or other than due to death or disability, all non-vested portions of stock options held by the participant will immediately be forfeited and all vested portions of stock options held by the participant will remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of employment, or (ii) the date the stock options would otherwise expire. The exercisability of stock options after a termination of employment or service may also be varied from the terms described above if different terms are provided in individual stock option agreements.

         The effect of a termination of employment or service under Awards other than stock options shall be as provided in the grant agreement for the Award.

OTHER TERMS OF AWARDS

         The 2000 Stock Incentive Plan provides that Awards are not transferable otherwise than by will or the laws of descent and distribution or, in the case of Awards other than incentive stock options, pursuant to a qualified domestic relations order under Section 414(p) of the Code; however, the Committee may permit the transferability of a nonqualified stock option by a participant, as a gift to members of the participant's immediate family or trusts or family partnerships or other similar entities for the benefit of such persons, provided the participant receives no consideration for the transfers and all such transferred options will be subject to the same terms and conditions as were applicable immediately prior to the transfer.

         The Board may amend, suspend, or terminate the 2000 Stock Incentive Plan at any time with or without prior notice, provided that such action does not reduce the amount of any outstanding Award or change the terms and conditions of any outstanding Award without the participant's consent. No amendment of the 2000 Stock Incentive Plan will, without the approval of the stockholders of the Company, increase the total number of shares which may be issued under the 2000 Stock Incentive Plan, or increase the maximum number of shares with respect to all Awards measured in Common Stock that may be granted to any individual.

         The Company, or the applicable subsidiary, may require a participant to reimburse the corporation which employs such participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity with respect to any Award, and the corporation or entity which employs such participant has the right to withhold the amount of such taxes from any other sums due or to become due from such corporation or entity to the participant upon such terms and conditions as the Committee shall prescribe, which may include withholding shares of Common Stock underlying any Award.

         The 2000 Stock Incentive Plan contains provisions for equitable adjustment of Awards in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The statements in the following paragraphs of the principal federal income tax consequences of Awards under the 2000 Stock Incentive Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this document, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex and the discussion below represents only a general summary. Each participant should consult his or her own tax advisor regarding the federal, state or local tax consequences of their participation in the plan.

         Incentive Stock Options. Incentive stock options ("ISOs") granted under the 2000 Stock Incentive Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

         A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal "alternative minimum tax," which depends on the participant's particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

         Further, if after exercising an ISO, a participant disposes of the Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period - thereby making a "disqualifying disposition" - the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

         A participant who exercises an ISO by delivering Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares.

         The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

         Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options ("NSOs") granted under the 2000 Stock Incentive Plan are options that do not qualify as ISOs. A participant who receives an NSO or an SAR will not recognize any taxable income upon the grant of such NSO or SAR. However, the participant generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of (i) the fair market value of the shares of Common Stock at the time of exercise over (ii) the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

         As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred (generally for up to six months following the exercise of an NSO or SAR (i.e., the "Deferral Period")) for any individual who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company. Absent a Section 83(b) election (as described below under "Other Awards"), recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

         The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NSO or a SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of a NSO, the Company may satisfy the liability in whole or in part by withholding shares of Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

         A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

         If a participant exercises an NSO by delivering shares of Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant's tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and the Company likewise generally will he entitled to an equivalent tax deduction.

         Other Awards. With respect to other Awards under the 2000 Stock Incentive Plan that are settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of the Common Stock received.

         With respect to Awards under the 2000 Stock Incentive Plan that are settled in shares of Common Stock that are restricted to transferability and subject to a substantial risk of forfeiture - absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a "Section 83(b) election") - a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the "Restrictions") lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the Award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Common Stock as of that date over the price paid for such Award, if any.

         The ordinary income recognized with respect to the receipt of cash, shares of Common Stock or other property under the 2000 Stock Incentive Plan will be subject to both wage withholding and other employment taxes.

         The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

         Dividends and Dividend Equivalents. To the extent Awards under the 2000 Stock Incentive Plan earn dividend or dividend equivalents, whether paid currently or credited to an account established under the 2000 Stock Incentive Plan, a participant generally will recognize ordinary income with respect to such dividend or dividend equivalents.

         Change in Control. In general, if the total amount of payments to a participant that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments under the 2000 Stock Incentive Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, such participant's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

         Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that Stock Options, SARs and Performance-Based Awards granted under the 2000 Stock Incentive Plan should qualify for the performance-based compensation exception to Section 162(m).

REGULATION

         The 2000 Stock Incentive Plan is neither qualified under the provisions of Section 401(a) of the Code, nor subject to any of the provisions of ERISA.

INTERESTS OF CERTAIN PERSONS

         Mr. Carver is an executive officer of the Company. As a director, he has voted for the approval of the proposal to adopt the Amendment to the 2000 Stock Incentive Plan. As an executive officer, he is eligible to receive awards and rights thereunder. He is also a stockholder in the Company, and may vote his shares for approval of the adoption of the Amendment to the 2000 Stock Incentive Plan.

         The closing price for the Company's Common Stock on April 9, 2001, as reported on the Nasdaq, was $0.69 per share.

REQUIRED VOTE

         Approval by the holders of a majority of the shares of Common Stock present in person or represented by proxy at the annual meeting is necessary for stockholder approval of the Amendment to the 2000 Stock Incentive Plan. Abstentions are considered present for this proposal, so they will have the same effect as votes against this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 2000 STOCK INCENTIVE PLAN.


                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total return to shareholders of Common Stock of the Company from December 31, 1995 through December 31, 2000 to cumulative total return of the Nasdaq Stock Market (U.S.) Index, the Nasdaq Pharmaceutical Index, and the Nasdaq Biotechnology Index for the same period of time. The Company has selected to use the Nasdaq Biotechnology Index instead of the Nasdaq Pharmaceutical Index in future performance graphs because the Nasdaq Biotechnology Index is more readily available for tracking. The Company does not believe any other published industry or line-of-business index adequately represents the current operations of the Company or that it can identify a peer group that merits comparison. The graph assumes $100 is invested in the Company's stock and in each of the two indexes at the closing market quotations on December 31, 1995 and that dividends are reinvested. The performances shown on the graph are not necessarily indicative of future price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
         AMONG SAFESCIENCE, INC. THE NASDAQ STOCK MARKET (U.S.) INDEX,
       THE NASDAQ PHARMACEUTICAL INDEX AND THE NASDAQ BIOTECHNOLOGY INDEX

[GRAPH OMITTED]


                                     12/31/95      12/31/96      12/31/97      12/31/98      12/31/99     12/31/00

SafeScience, Inc.                      100.00         55.00         72.50        105.00       232.50          23.76
Nasdaq                                 100.00        123.04        150.69        212.51       394.94         237.68
Nasdaq Pharmaceutical                  100.00        100.31        103.66        131.95       248.01         308.49
Nasdaq Biotechnology                   100.00         99.67         99.61        143.71       289.77         356.35


*$100 INVESTED ON 12/31/95 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.



         This stock price performance graph shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such Acts.



                              STOCKHOLDER PROPOSALS

         If any stockholder of the Company intends to present a proposal for consideration at the next annual meeting of stockholders anticipated to be held in June 2002 and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the main office of the Company no later than January 5, 2002. Any such proposal shall be sent to the attention of the Secretary of the Company at Park Square Building, 31 St. James Avenue, 8th Floor, Boston, MA 02116. If a shareholder proposal is introduced at the 2002 Annual Meeting of Stockholders without any discussion of the proposal in the Company's proxy statement and the stockholder does not notify the Company on or before March 23, 2002 of the intent to raise such shareholder proposal at the Annual Meeting of Stockholders, the proxies received by the Company for the 2002 Annual Meeting will be voted by management in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.



                   FILINGS UNDER SECTION 16(A) OF THE 1934 ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with on a timely basis, other than John Burns who failed to timely file a Form 3 and Brian Hughes who failed to timely file a Form 4.



                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in the proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.



                             SOLICITATION OF PROXIES

         The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this proxy statement. In addition to solicitation of proxies by mail, directors, officers and employees of the Company (who will receive no additional compensation therefore) may solicit the return of proxies by telephone, telegram or personal interview. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

         Each holder of the Company's Common Stock who does not expect to be present at the annual meeting or who plans to attend but who does not wish to vote in person is urged to fill in, date and sign the proxy and return it promptly in the enclosed return envelope.

         Insofar as any of the information in the proxy statement may rest peculiarly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                          By Order of the Board of Directors,


                                          /s/ Bradley J. Carver
                                          -----------------------------
                                          Bradley J. Carver
                                          Chief Executive Officer and President
May 8, 2001

                                                                       EXHIBIT A

     Set forth below is the text of the proposed Certificate of Amendment to the Articles of Incorporation of the Company as described in this Proxy Statement.
Section 5 of the Company's present Articles of Incorporation, as amended, shall be deleted in its entirety and the new Section 5 contained in the proposed Certificate of Amendment shall be inserted in lieu thereof.

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                                SAFESCIENCE, INC.

           -----------------------------------------------------------
            Pursuant to Section 78.390 of the Nevada Revised Statutes
           -----------------------------------------------------------
     The undersigned, being the Senior Vice President and Secretary of SafeScience, Inc., a corporation organized and existing under the laws of the State of Nevada, (the "Corporation") does hereby certify:

     1.   The name of the Corporation is SafeScience, Inc.

     2. That the Board of Directors of said corporation at a meeting duly convened, held on ____________, 2001, adopted a resolution to amend the articles as follows:

           That Section 5 be removed in its entirety and the following be inserted in lieu thereof:

          "The governing board of this Corporation shall be known as directors, and the number of directors of the Corporation may from time to time be increased up to nine (9) or decreased in such manner as shall be provided in the Bylaws of this Corporation. Effective with the 2001 Annual Meeting of Stockholders, the Board of Directors of the Corporation shall be divided into three (3) classes, as nearly equal in number as may be, to serve in the first instance until the first, second and third annual meetings of the stockholders of the Corporation be held, respectively, and until their successors shall be elected and qualified or until such director's earlier resignation, removal from office, death or disability. In the case of any increase in the number of directors of the Corporation, the additional directors shall be so classified so that all classes of directors shall be increased equally as nearly as may be, and the additional directors shall be elected as provided herein by the Directors or by the stockholders at an annual meeting. In case of any decrease in the number of directors of the Corporation, all classes of directors shall be decreased equally, as nearly as may be. Election of directors shall be conducted as provided in the Articles of Incorporation, by law or in the Bylaws."

     3. The total number of outstanding shares of Common Stock of the Corporation having voting power as of June ___, 2001 was _____________. As of June ___, 2001, there were no shares of Preferred Stock of the Corporation issued and outstanding.

     4. The amendment set forth above was adopted, pursuant to Section 78.390 of the Nevada Revised Statutes, by the affirmative vote of stockholders owning at least a majority of the outstanding shares entitled to vote therein given at the annual meeting of the stockholders.

                                                                       EXHIBIT B

                                SAFESCIENCE, INC.

                                 AUDIT COMMITTEE

                                     CHARTER

 I.  PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

         Review and appraise the audit efforts of the Company's independent accountants and finance department.

         Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

 The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

 II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The Board may, however, exercise a "board override" for one member to be appointed to the Audit Committee who fails the definition of independent, as is appropriate from time to time with the listing standards of the applicable exchange. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

 The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.



 III.MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company's financials consistent with IV.4 below.

 IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

 Documents/Reports Review
 ------------------------

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

 Independent Accountants
 -----------------------

     4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence. Discuss with the independent accountants the matters as required by the Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     5. Select, evaluate and review the performance of the independent accountants who are ultimately accountable to the Board and the Audit Committee, and approve any proposed discharge of the independent accountants when circumstances warrant.

     6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

 Financial Reporting Processes
 -----------------------------

     7. In consultation with the independent accountants and the finance staff, review the integrity of the organization's financial reporting processes, both internal and external.

     8. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     9. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practice as suggested by the independent accountants or management.

 Process Improvement
 -------------------

     10. Review with each of management and the independent accountants any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

     14. Report regularly to the Board with respect to Audit Committee activities.

 Ethical and Legal Compliance
 ----------------------------

     15. Establish, review and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.

     16. Review management's monitoring of the Company's compliance with the organization's Code of Conduct, and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

     17. Review activities, organizational structure, and qualifications of the finance department.

     18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

     19. Review with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

     20. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

     21. Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting

                                                                       EXHIBIT C

                                SAFESCIENCE, INC.
                      2000 STOCK INCENTIVE PLAN, AS AMENDED

         1. Purpose. The purpose of the SafeScience, Inc. 2000 Stock Incentive Plan, as amended (the "Plan") is to provide (i) key employees of SafeScience, Inc. (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) members of the Board of Directors of the Company (the "Board"), with the opportunity to acquire shares of the Common Stock of the Company ("Common Stock") or receive monetary payments based on the value of such shares. The Company believes that the Plan will enhance the incentive for Participants (as defined in Section 3) to contribute to the growth of the Company, thereby benefiting the Company and the Company's shareholders, and will align the economic interests of the Participants with those of the shareholders.

         2. Administration.

         (a) Committee. The Plan shall be administered and interpreted by a compensation committee (the "Committee"). The Committee may consist of two or more members of the Board who are "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or such other members of the Board.

         (b) Authority of Committee. The Committee has the sole authority, subject to the provisions of the Plan, to (i) select the employees and other individuals to receive Awards (as defined in Section 4) under the Plan, (ii) determine the type, size and terms of the Awards to be made to each individual selected, (iii) determine the time when the Awards will be granted and the duration of any applicable exercise and vesting period, including the criteria for exercisability and vesting and the acceleration of exercisability and vesting with respect to each individual selected, and (iv) deal with any other matter arising under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determination that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. All powers of the Committee shall be executed in its sole discretion and need not be uniform as to similarly situated individuals. Any act of the Committee with respect to the Plan may only be undertaken and executed with the affirmative consent of at least two-thirds of the members of the Committee.

         (c) Responsibility of Committee. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee of the Company. The Company shall indemnify members of the Committee and any employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties under the Plan, except in circumstances involving his or her bad faith, gross negligence or willful misconduct.

         (d) Delegation of Authority. The Committee may delegate to the President of the Company the authority to (i) make grants under the Plan to employees of the Company and its subsidiaries who are not subject to the restrictions of Section 16(b) of the Exchange Act and who are not expected to be subject to the limitations of Section 162(m) of the Code, and (ii) execute and deliver documents or take any other ministerial actions on behalf of the Committee with respect to Awards. The grant of authority under this Subsection 2(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the President makes grants pursuant to the delegated authority under this Subsection 2(d), references in the Plan to the "Committee" as they relate to making such grants shall be deemed to refer to the President.

         3. Participants. All employees, officers and directors of the Company and its subsidiaries (including members of the Board who are not employees), as well as consultants and advisors to the Company or its subsidiaries, are eligible to participate in the Plan. Consistent with the purposes of the Plan, the Committee shall have exclusive power to select the employees, officers, directors and consultants and advisors who may participate in the Plan ("Participants"). Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion, and designation as a person to receive Awards in any year shall not require the Committee to designate such a person as eligible to receive Awards in any other year.

         4. Types of Awards. Awards under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, and (d) Performance Awards (each as described below, and collectively, "Awards"). Awards may constitute Performance-Based Awards, as described in
Section 10. Each Award shall be evidenced by a written agreement between the Company and the Participant (an "Agreement"), which need not be identical between Participants or among Awards, in such form as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any Agreement, the provisions of the Plan shall prevail.

         5. Common Stock Available under the Plan. The aggregate number of shares of Common Stock that may be subject to Awards shall be 2,250,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 11 hereof. The maximum number of shares of Common Stock with respect to which Awards may be granted to any individual Participant shall be 300,000 shares. Any share of Common Stock subject to an Award that for any reason is cancelled or terminated without having been exercised or vested shall again be available for Awards under the Plan; provided, however, that any such availability shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards and shall not apply for purposes of determining the maximum number of shares subject to Awards that any individual Participant may receive.

         6. Stock Options. Stock Options will enable a Participant to purchase shares of Common Stock upon set terms and at a fixed purchase price. Stock Options may be treated as (i) "incentive stock options" within the meaning of
Section 422(b) of the Code ("Incentive Stock Options"), or (ii) Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). Each Stock Option shall be subject to the terms, conditions and restrictions consistent with the Plan as the Committee may impose, subject to the following limitations:

         (a) Exercise Price. The exercise price per share (the "Exercise Price") of Common Stock subject to a Stock Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined in Section 15) of a share of Common Stock on the date the Stock Option is granted.

         (b) Payment of Exercise Price. The Exercise Price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock that have been owned by the Participant for at least six months, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Exercise Price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may also prescribe any other method of paying the Exercise Price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by the Participant, providing the Company with a notarized statement attesting to the number of shares owned for at least six months, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option.

         (c) Exercise Period. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall determine, as set forth in the related Agreement.

         (d) Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to Participants who, at the time of the grant, are employees of the Company or a parent or subsidiary of the Company, and only at an Exercise price that is not less than the Fair Market Value of a share of Common Stock on the date of the grant. The aggregate Fair Market Value of the Common Stock (determined as of the date of the grant) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all option plans of the Company) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. Incentive Stock Options may not be granted to a Participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any subsidiary of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such Incentive Stock Option is prohibited by its terms after the expiration of five years from its date of grant.

         (e) Termination of Employment, Disability or Death.

         (1) Except as provided below or in an Agreement, a Stock Option may only be exercised while the Participant is employed by, or providing service to, the Company, as an employee, member of the Board or advisor or consultant. In the event that a Participant ceases to be employed by, or provide service to, the Company for any reason other than Disability (as defined in Paragraph (5) below), death or termination for Cause (as defined in Paragraph (5) below), any Stock Option which is otherwise exercisable by the Participant shall terminate unless exercised within 90 days after the date on which the Participant ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Stock Option. Except as otherwise provided by the Committee, any Stock Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Company shall terminate as of such date.

         (2) In the event the Participant ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Stock Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 6, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Company, or after the Participant's termination of employment or service, any Stock Option held by the Participant shall immediately terminate. In the event the Committee determines that the Participant has engaged in conduct that constitutes Cause, in addition to the immediate termination of all Stock Options, the Participant shall automatically forfeit all shares underlying any exercised portion of a Stock Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares (subject to any right of setoff by the Company).

         (3) In the event the Participant ceases to be employed by, or provide service to, the Company because the Participant is Disabled, any Stock Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Stock Option.

         (4) If the Participant dies while employed by, or providing service to, the Company, any Stock Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Stock Option.

         (5) For purposes of this Section 6(e):

              (A) The term "Company" shall mean the Company and its subsidiary corporations.

              (B) "Disability" or "Disabled" shall mean a Participant's becoming disabled within the meaning of Section 22(e)(3) of the Code.

              (C) "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Participant has breached any provision of his or her terms of employment or service contract with the Company, including without limitation covenants against competition, or has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

         7. Stock Appreciation Rights. Stock Appreciation Rights shall provide a Participant with the right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (i) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised, over (ii) the Fair Market Value of such shares on the date of grant, or other specified valuation (which shall be no less than the Fair Market Value on the date of grant). Each Stock Appreciation Right shall expire no more than ten years from its date of grant, and shall be subject to such other terms and conditions as the Committee shall deem appropriate, including, without limitation, provisions for the forfeiture of the Stock Appreciation Right for no consideration upon termination of employment.

         8. Stock Awards. Stock Awards shall consist of Common Stock issued or transferred to Participants with or without other payments therefor as additional compensation for services to the Company. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and the right of the Company to reacquire such shares for no consideration upon termination of the Participant's employment within specified periods or prior to becoming vested. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by a Stock Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the Participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

         9. Performance Awards. Performance Awards shall provide a Participant with the right to receive a specified number of shares of Common Stock or cash at the end of a specified period. The Committee shall have complete discretion in determining the number, amount and timing of Performance Awards granted to each Participant. The Committee may condition the payment of Performance Awards upon the attainment of specific performance goals or such other terms and conditions as the Committee deems appropriate, including, without limitation, provisions for the forfeiture of such payment for no consideration upon termination of the Participant's employment prior to the end of a specified period.

         10. Performance-Based Awards. Certain Awards granted under the Plan may be granted in a manner such that they qualify for the performance based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards are to be based upon one or more of the following factors: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models and comparisons with various stock market indices; reduction in costs; or any combination of the foregoing. With respect to Performance-Based Awards that are not Stock Options or Stock Appreciation Rights based solely on the appreciation in the Fair Market Value of Common Stock after the grant of the Award, (i) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply, no later than 90 days after the commencement of such fiscal period (but in no event after 25% of such period has elapsed), (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied, and (iii) the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal. After establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

         11. Adjustments to Awards. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, or in the event of any distribution to stockholders of other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Awards or the number of shares of Common Stock that are subject to Awards, such adjustment shall be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

         12. Change in Control.

         (a) Effect. In its sole discretion, the Committee may determine that, upon the occurrence of a Change in Control (as defined below), all or a portion of each outstanding Award shall become exercisable in full (if applicable, and whether or not then exercisable) upon the Change of Control or at such other date or dates that the Committee may determine, and that any forfeiture and vesting restrictions thereon shall lapse on such date or dates. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Stock Option and Stock Appreciation Right shall terminate within a specified number of days after notice to the Participant thereunder, and each such Participant shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

         (b) Defined. For purposes of this Plan, a Change in Control shall be deemed to have occurred if:

         (1) a tender offer (or series of related offers) shall be made and consummated for the ownership of 30% or more of the outstanding voting securities of the Company;

         (2) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, any employee benefit plan of the Company or its subsidiaries, and their affiliates;

         (3) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company; or

         (4) a Person (as defined below) shall acquire 30% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).

         For purposes of this Section 12(b), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. Also for purposes of this Subsection 12(b), Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (1) the Company or any of its subsidiaries; (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries; (3) an underwriter temporarily holding securities pursuant to an offering of such securities; or
(4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

         13. Transferability of Awards. Except as provided below, a Participant's rights under an Award may not be transferred or encumbered, except by will or by the laws of descent and distribution or, in the case of Awards other than Incentive Stock Options, pursuant to a qualified domestic relations order (as defined under Section 414(p) the Code). The Committee may provide, in an Agreement for a Nonqualified Stock Option, for its transferability as a gift to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.

         14. Market Stand-Off.

         (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration, if required by the Committee, a Participant shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Common Stock without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters, but in no event shall such period exceed one hundred eighty (180) days.

         (b) A Participant shall be subject to the Market Stand-Off provided and only if the officers and directors of the Company are also subject to similar restrictions.

         (c) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

         15. Fair Market Value. If Common Stock is publicly traded, then the "Fair Market Value" per share shall be determined as follows: (1) if the principal trading market for the Common Stock is a national securities exchange or the NASDAQ National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (2) if the Common Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Common Stock on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Common Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

         16. Withholding. All distributions made with respect to an Award shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. The Company may require a Participant to remit to it or to the subsidiary that employs a Participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due to the Participant as the Company shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt, permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award by electing to have the Company withhold shares of Common Stock having a Fair Market Value that is not in excess of the amount of tax to be withheld.

         17. Shareholder Rights. A Participant shall not have any of the rights or privileges of a holder of Common Stock for any Common Stock that is subject to an Award, including any rights regarding voting or the payment of dividends (except as expressly provided under the terms of the Award), unless and until a certificate representing such Common Stock has been delivered to the Participant.

         18. Tenure. A Participant's right, if any, to continue to serve the Company or its subsidiaries as a director, officer, employee, consultant or advisor shall not be expanded or otherwise affected by his or her designation as a Participant.

         19. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash shall be paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         20. Duration, Amendment and Termination. No Award may be granted more than ten years after the Effective Date (as described in Section 22). The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the amendment would (i) increase the total number of shares which may be issued under the Plan or (ii) increase the maximum number of shares which may be issued to any individual Participant under the Plan. No amendment or suspension of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant's written consent.

         21. Governing Law. This Plan, Awards granted hereunder and actions taken in connection with the Plan shall be governed by the laws of the Commonwealth of Massachusetts regardless of the law that might otherwise apply under applicable principles of conflicts of laws.

         22. Effective Date. This Plan shall be effective as of April 12, 2000 which is the date as of which the Plan was adopted by the Board, provided that the Plan is approved by the shareholders of the Company at the 2000 annual meeting of shareholders, and such approval of shareholders shall be a condition to the right of each Participant to receive an Award hereunder.